ALEXANDER & BALDWIN, INC.’S REAL ESTATE SUPPLEMENT UPDATE

FIRST QUARTER 2015
(Unaudited)

About This Supplement Update

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.
This First Quarter 2015 Supplement updates Tables 7-15 of the Company’s 2014 Real Estate Supplement.
The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s 2014 Real Estate Supplement, 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update.
Feedback and suggestions regarding the contents of this Supplement Update are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. | Real Estate Supplement Update

INDEX TO REAL ESTATE SUPPLEMENT UPDATE
(Unaudited)
FIRST QUARTER 2015

Forward-Looking Statements

Statements in this Supplement Update that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement Update should be read in conjunction with pages 17-30 of Alexander & Baldwin, Inc.’s 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update, which identify important factors that could affect the forward-looking statements in this Supplement Update. We do not undertake any obligation to update our forward-looking statements.

Basis of Presentation

The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement Update is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s 2014 Real Estate Supplement, 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update.

Real Estate Leasing Segment – Asset Descriptions and Statistics
TABLE 7
PROPERTY DETAIL - HAWAII

Property	Number of properties at 3/31/15	Island	Gross leasable area at 3/31/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	1Q 2015 NOI[2] ($ in 000s)	1Q 2015 % NOI to total Hawaii portfolio
Retail:
Pearl Highlands Center	1	Oahu	415,400	97	$93,130	$2,411	14.8
Kailua Retail	15	Oahu	316,300	96	11,133	2,422	14.9
Waianae Mall	1	Oahu	170,300	89	18,939	672	4.1
Kaneohe Bay Shopping Center[3]	1	Oahu	125,100	99	—	551	3.4
Waipio Shopping Center	1	Oahu	113,800	95	—	800	4.9
Lanihau Marketplace	1	Hawaii	88,300	99	—	447	2.8
The Shops at Kukui'ula	1	Kauai	78,900	92	39,628	687	4.2
Kunia Shopping Center	1	Oahu	60,400	93	—	584	3.6
Lahaina Square	1	Maui	50,200	79	—	157	1.0
Kahului Shopping Center	1	Maui	49,700	99	—	131	0.8
Napili Plaza	1	Maui	45,700	87	—	264	1.6
Port Allen Marina Center	1	Kauai	23,600	76	—	111	0.7
Gateway at Mililani Mauka	1	Oahu	18,900	87	—	264	1.6
Subtotal – Retail	27		1,556,600	94	$162,830	9,501	58.4

Industrial:
Komohana Industrial Park[4]	1	Oahu	238,300	100	$—	$994	6.1
Kakaako Commerce Center	1	Oahu	204,400	90	—	541	3.3
Waipio Industrial	1	Oahu	158,400	99	—	541	3.3
P&L Building	1	Maui	104,100	96	—	299	1.8
Kailua Industrial/Other	6	Oahu	68,800	99	—	157	1.0
Port Allen	3	Kauai	63,800	87	—	140	0.9
Subtotal – Industrial	13		837,800	96	$—	$2,672	16.4

Office:
Kahului Office Building	1	Maui	59,600	83	$—	$365	2.2
Kahului Office Center	1	Maui	33,400	90	—	187	1.2
Stangenwald Building	1	Oahu	27,100	88	—	95	0.6
Judd Building	1	Oahu	20,200	64	—	31	0.2
Gateway at Mililani Mauka South	1	Oahu	18,700	100	—	166	1.0
Maui Clinic Building	1	Maui	16,600	53	—	35	0.2
Lono Center	1	Maui	13,700	89	—	60	0.4
Subtotal – Office	7		189,300	82	$—	$939	5.8
Table 7 continued on the next page.

Property	Number of properties at 3/31/15	Island	Gross leasable area at 3/31/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	1Q 2015 NOI[2] ($ in 000s)	1Q 2015 % NOI to total Hawaii portfolio

Ground Leases
Kailua	28 acres	Oahu	—		$—	$1,065	6.5
Other Oahu	23 acres	Oahu	—		—	1,203	7.4
Neighbor Island	2,818 acres[5]	Neighbor Island	—		—	900	5.5
Subtotal - Ground Leases	2,869 acres		—		$—	$3,168	19.4
Total Hawaii	47		2,583,700	94	$162,830	$16,280	100.0

[1]
Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.

[3]	Kaneohe Bay Shopping Center is a leasehold property.

[4]	Includes ground leased income.

[5]	Represents 64 of ground leased urban acres.

Note: For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 8
PROPERTY DETAIL - MAINLAND

Property	Number of properties at 3/31/15	Location	Gross leasable area at 3/31/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	1Q 2015 NOI[2] ($ in 000s)	1Q 2015 % NOI to total Mainland portfolio
Retail:
Little Cottonwood Center	1	Sandy, UT	141,500	94	$—	$353	7.8
Royal MacArthur Center	1	Dallas, TX	44,800	94	—	245	5.4
Subtotal – Retail	2		186,300	91	$—	$598	13.2

Industrial:
Midstate Hayes	1	Visalia, CA	790,200	100	$8,261	$754	16.6
Sparks Business Center	1	Sparks, NV	396,100	100	—	486	10.7
Subtotal – Industrial	2		1,186,300	100	$8,261	$1,240	27.3

Office:
Concorde Commerce Center	1	Phoenix, AZ	138,700	94	$—	$460	10.1
Deer Valley Financial Center	1	Phoenix, AZ	126,600	75	—	188	4.1
Gateway Oaks	1	Sacramento, CA	59,700	92	—	75	1.7
Ninigret Office Park	1	Salt Lake City, UT	185,500	100	—	448	9.9
1800 and 1820 Preston Park	1	Plano, TX	198,800	89	—	480	10.5
2868 Prospect Park	1	Sacramento, CA	163,300	100	—	531	11.7
San Pedro Plaza	1	San Antonio, TX	171,900	68	—	173	3.8
Union Bank	1	Everett, WA	84,000	100	—	350	7.7
Subtotal – Office	8		1,128,500	89	$—	$2,705	59.5

Total Mainland	12		2,501,100	94	$8,261	$4,543	100.0

[1]
Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.

Note: For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 9
COMPARABLE % OCCUPANCY DATA BY GEOGRAPHIC REGION AND ASSET CLASS

	1Q 2015				1Q 2014				Percentage point change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	94	96	82	94	93	99	81	94	1	(3)	1	—
Mainland improved	91	100	89	94	90	100	87	93	1	—	2	1
Total	94	98	88	94	93	100	86	93	1	(2)	2	1

TABLE 10
WEIGHTED AVERAGE GROSS LEASABLE AREA BY GEOGRAPHIC REGION AND ASSET CLASS1

	1Q 2015 (in sq. ft.)				1Q 2014 (in sq. ft.)				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	1,556,600	837,800	189,300	2,583,700	1,553,400	633,400	189,000	2,375,800	0.2	32.3	0.2	8.8
Mainland improved	217,300	1,186,300	1,128,500	2,532,100	232,800	1,186,300	1,127,100	2,546,200	(6.7)	—	0.1	(0.6)
Total	1,773,900	2,024,100	1,317,800	5,115,800	1,786,200	1,819,700	1,316,100	4,922,000	(0.7)	11.2	0.1	3.9

TABLE 11
OCCUPANCY ANALYSIS TREND – LAST FIVE QUARTERS2

	1Q 2015			4Q 2014			3Q 2014			2Q 2014			1Q 2014
	Number of Properties	Weighted Average sq. ft.	Percent Leased	Number of Properties	Weighted Average sq. ft.	Percent Leased	Number of Properties	Weighted Average sq. ft.	Percent Leased	Number of Properties	Weighted Average sq. ft.	Percent Leased	Number of Properties	Weighted Average sq. ft.	Percent Leased
Retail	29	1,773,900	94	30	1,786,200	93	30	1,786,200	92	30	1,786,200	92	30	1,786,200	93
Industrial	15	2,024,100	98	15	1,887,900	99	14	1,819,700	99	14	1,819,700	98	14	1,819,700	100
Office	15	1,317,800	88	15	1,316,100	88	15	1,316,100	88	15	1,316,100	88	15	1,316,100	86
Total	59	5,115,800	94	60	4,990,200	94	59	4,922,000	94	59	4,922,000	93	59	4,922,000	93

1 Number of properties is as of quarter end.

Note: Gross leasable area is periodically adjusted based on remeasurement of reconfiguration of space.

TABLE 12
REAL ESTATE LEASING NET OPERATING INCOME (NOI)
(in millions)

	1Q 2015				1Q 2014				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$9.5	$2.7	$0.9	$13.1	$9.2	$2.1	$0.7	$12.0	3.3	28.6	28.6	9.2
Hawaii unimproved	—	—	—	3.2	—	—	—	3.2	—	—	—	—
Total Hawaii	$9.5	$2.7	$0.9	$16.3	$9.2	$2.1	$0.7	$15.2	3.3	28.6	28.6	7.2
Mainland improved	0.7	1.2	2.7	4.6	0.6	1.2	2.6	4.4	16.7	—	3.8	4.5
Total	$10.2	$3.9	$3.6	$20.9	$9.8	$3.3	$3.3	$19.6	4.1	18.2	9.1	6.6

TABLE 13
REAL ESTATE LEASING SAME STORE NOI1
(in millions)

	1Q 2015				1Q 2014				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$9.5	$2.1	$0.9	$12.5	$9.0	$2.1	$0.7	$11.8	5.6	—	28.6	5.9
Hawaii unimproved	—	—	—	3.2	—	—	—	3.2	—	—	—	—
Total Hawaii	$9.5	$2.1	$0.9	$15.7	$9.0	$2.1	$0.7	$15.0	5.6	—	28.6	4.7
Mainland improved	0.7	1.2	2.7	4.6	0.6	1.2	2.6	4.4	16.7	—	3.8	4.5
Total	$10.2	$3.3	$3.6	$20.3	$9.6	$3.3	$3.3	$19.4	6.3	—	9.1	4.6

1 Same Store NOI relates to properties that were operated throughout the duration of both periods under comparison.
Note: See page 8 for a statement on the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to Real Estate Leasing NOI and Real Estate Leasing same store NOI.

Statement on Management’s Use of Non-GAAP Financial Measures
Net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the Real Estate Leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to NOI. A reconciliation of Real Estate Leasing operating profit to Real Estate Leasing segment NOI and same store NOI is as follows:
TABLE 14
RECONCILIATION OF REAL ESTATE OPERATING PROFIT TO NOI AND SAME STORE NOI (NON-GAAP)
(in millions)

	1Q 2015	1Q 2014
Real Estate Leasing segment operating profit before discontinued operations	$13.2	$11.8
Less amounts reported in discontinued operations	—	(0.3)
Real Estate Leasing segment operating profit after subtracting discontinued operations	$13.2	$11.5
Adjustments:
Depreciation and amortization	$7.2	$7.1
Straight-line lease adjustments	(0.6)	(0.5)
General and administrative expense	1.1	1.2
Discontinued operations	—	0.3
Real Estate Leasing total NOI	$20.9	$19.6
Acquisitions/ disposition and other adjustments	(0.6)	(0.2)
Real Estate Leasing segment same store NOI[1]	$20.3	$19.4

[1]	NOI related to properties that were operated throughout the duration of both periods under comparison.

Portfolio Acquisitions and Dispositions

TABLE 15
2015 PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS

Property disposed in 2015	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Wilshire Shopping Center	3/15	$4	46,500	72

2014 PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS

Property acquired in 2014	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Kakaako Commerce Center	12/14	$39	204,400	90

Property disposed in 2014	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Maui Mall	1/14	$64	185,700	97